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                                                      EXHIBIT 10.23



                            QUIETPOWER SYSTEMS, INC.
                             1993 STOCK OPTION PLAN

1. Purpose.

      The purpose of the 1993 Stock Option Plan (the "Plan") of QuietPower Systems, Inc. (the "Company") is to enable the Company to better attract and retain persons who will provide their skills and services to the Company and any of its subsidiaries with the incentive inherent in stock ownership and to increase their proprietary interest in the success of the Company. It is believed that the Plan will aid in retaining officers, directors employees and consultants and in encouraging them to devote their time and energy to further the interests of the Company, as well as to furnish a means of attracting employees of exceptional ability to the Company. The options issued under the Plan shall constitute either "incentive stock options" within the meaning of
Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified stock options" (collectively, the "Options"), as designated by the Committee (as hereinafter defined) or Board on the date of the grant of an Option.

2. Shares Available/Option Grant.

      The aggregate number of share of common stock of the Company, par value $.01 per share (the "Common Stock"), issuable pursuant to Options granted under the Plan shall not exceed two hundred fifty thousand (250,000) shares, except as provided in Paragraph 9 hereof. Such Common Stock shall consist of either unissued or reacquired shares (treasury stock). In the event that any Option granted under the Plan shall expire or be terminated for any reason without being wholly exercised, new Options may be granted covering the unpurchased shares formerly subject to the expired Option.

      An Option granted under this Plan may be either an incentive stock option within the meaning of Section 422A of the Code or a nonqualified stock option as the Committee (as hereinafter defined) or Board shall, in its sole discretion but subject to the limitations of Section 5 herein, determine upon the grant of an Option. Only Options specifically designated as incentive stock options shall be treated as such for the purposes of the Plan and the Code.

3. Administration.

      The Plan shall be administered and interpreted by the Board of Directors or a committee (the "Committee") of not less than three (3) members from time to time appointed by the Board of Directors of the Company. Each member of the Committee, while serving as such, may also be a director of the Company and shall be a disinterested person within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Board of Directors may, from time to time, appoint members of the Committee in substitution for, or in addition to, members previously


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appointed, and may fill vacancies, however caused, in the Committee. The
Committee shall hold meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. The Committee shall act by a majority vote or by a written statement signed by all of its members. The Committee may appoint a secretary, shall keep minutes of its meetings, and may make such rules and regulations for the conduct of its business as it shall deem advisable.

      Subject to the express provisions of the Plan, the Committee or Board shall determine the individuals to whom Options shall be granted, the type of Options to be granted, the time(s) at which Options shall be granted, the number of shares to be subject to each Options, the term of each Option and the Time(s) at or during which an Option may be exercised in whole or in part, and all such other terms and conditions of such Options as the Committee or Board deems appropriate including, but not limited to, conditions as to the vesting of the right to exercise any Option. The Committee or Board may, in its sole discretion, at the time an Option is granted establish one or more conditions to the exercise of an Option, provided that, if the Options is designated as an incentive stock option, then the condition(s) shall not be inconsistent with
Section 422A of the Code.

      The Committee or Board may correct any defect or omission or reconcile any inconsistency in the Plan, or in any Option, in the manner and to the extent it shall deem desirable. The Committee or Board shall have full and sole authority to make all grants to be made hereunder as will as to make all administrative, interpretative and other determinations with respect to the Plan, and all such determinations shall be final and conclusive on all officers, directors and employees eligible to participate in the Plan and on their legal representatives and beneficiaries.

4. Eligibility.

      All officers, directors, employees and consultants of the Company and any of its subsidiaries shall be eligible to receive Options under the Plan. The officers, directors, employees or consultants to whom Options may be granted pursuant to the Plan shall be determined by the Committee or Board in its sole discretion, subject to the terms and conditions of the Plan.

5. Option Exercise Price.

      The Purchase price for each share of Common Stock underlying each Option shall be fixed by the Committee or Board at the time an Option is granted. However, with respect to incentive stock options in no event will the exercise price per share be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of the grant of the Option as determined by the Committee or Board in a manner consistent with requirements of the regulations promulgated under the Code, as in effect at such time; and further provided that, in the case of an officer, director or employee owning shares of the Company's stock (either directly or constructively within the meaning of Section 425(d) of the Code) in excess of ten percent (10%) of the total combined voting power of all classes of stock of the Company, in no event will the exercise price per share of an incentive stock option be less than one hundred and ten percent


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(110%) of the fair market value of the Common Stock on the date of the grant of the Option as determined by the Committee or Board in a manner consistent with the requirements of Section 422A of the Code. Unless otherwise required by such regulations, the term "fair market value" as used in the Plan shall mean, as of any date and in respect of the Common Stock, (i) if quoted on a national stock exchange, the last reported sale price on the day prior to the date of grant, or
(ii) if not traded on a national stock exchange, the mean between the closing dealer bid and asked prices of the Common Stock as reported by the National Association of Securities Dealers through it Automated Quotation System on the day prior to the date of grant, or, if no quotations shall have been make on such date, on the next preceding day on which there were quotations; provided, that if no such quotations shall have been made within the ten (10) business days preceding such date, or if there is no public market for the trading of the Common Stock the fair market value of shares of Common Stock shall be as determined in good faith by the Committee or Board.

      The aggregate fair market value of the Common Stock (*determined at the time of the grant of the Option) with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year under the Plan (and any other incentive stock option plan of the Company or any of its subsidiaries) shall not exceed $100,000. To the extent Options exercisable for the first time by an optionee during any calendar year under the Plan exceed $100,000, such Options shall not be deemed to be incentive stock options.

6. Term of Options.

      Subject to Paragraph 10 hereof, the term of each Optional shall be fixed by the Committee or Board but shall be no more than ten (10) years from the date of grant.

7. Exercise of the Option.

      Each Option granted under the Plan shall be exercisable, either in whole or in part, with respect to such number of shares and, subject to the provisions of Paragraph 6 hereof, at such time(s), including periodic installments, as may be determined by the Committee or Board at the time of the grant, and whether or not the Option holder is at such time holding Options granted earlier; provided, however, that no Option may be exercised in whole or in part prior to the approval of the Plan by a majority vote of the shareholders of the Company as provided in Section 14 of the Plan. The right to purchase shares of Common Stock pursuant to an Option that is exercisable in installments shall be cumulative, so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

      An Option shall be exercised by giving written notice of exercise to the Company. Such notice shall specify the number of shares to be purchased and shall be accompanied by payment of the purchase price for the shares in full in cash or by certified check. In the Committee's or Board's


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sole discretion, payment of the purchase price of the shares may be made by shares of the Company's Common Stock duly endorsed to the Company for transfer (which shares shall be valued at their fair market value as of the date preceding the day of such Option's exercise), or any combination of cash and shares.

      The holder of an Option shall have none of the rights of a stockholder with respect to the Common Stock subject thereto until such Common Stock has been issued and registered on the Company's transfer books upon such exercise. No Option may be granted pursuant to the Plan or exercised at any time when such Option, or the grant or exercise thereof, may result in the violation of any law, governmental order or regulation.

      If an Option shall have been exercised with respect to less than all of the shares of Common Stock subject to the Option, the Company shall cause to be delivered to the person entitled thereto a new Option Certificate (as hereinafter defined), in replacement of the Option Certificate surrendered at the time of the exercise of the Option, indicating the number of shares of Common Stock with respect to which the Option remains available for exercise.

8. Non-Transferability.

      No Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. An Option may be exercised during the lifetime of the holder thereof only by such holder or by his guardian or legal representative.

9. Adjustments.

      In the event there is any change in the Common Stock of the Company by reason of a stock dividend paid with respect to the Common Stock of the Company, or a recapitalization, reclassification, stock split or combination of shares with respect to such Common Stock, or if the outstanding Common Stock of the Company should, by reason of a merger, consolidation, acquisition of stock or property, separation, reorganization or liquidation to which the Company is a party, be exchanged for other shares of the Company or of another corporation which is a party to such transaction, the number of shares which are subject to an Option and issuable under the Plan shall be adjusted as the Board of Directors shall determine to be appropriate to reflect the change or exchange. In the event of any such change or exchange, the holder of an Option not fully exercised shall be entitled upon the exercise thereof, to such number and kind of securities, subject to the terms of the Option, to which such holder would have been entitled had he owned the shares at the time of such change or exchange and the exercise price per share shall be adjusted as the Committee or Board shall determine to be appropriate without such determination constituting a modification within the meaning of Section 425 of the Code.


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      In the event of any merger or consolidation of the Company with or into any other corporation, the Committee or Board shall have the power to amend all outstanding Options to permit the exercise of all such Options prior to the effectiveness of any such merger or consolidation and to terminate such Options as of such effectiveness.

      The Committee or Board also may grant Options having terms and provisions that vary from the terms specified in the Plan provided that any Option granted pursuant to this Section is granted only in substitution for or in connection with the assumption of existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, reorganization, or liquidation to which the Company is a party.

10. Termination of Employment.

      With respect to any holder of an Option who is an employee of the Company or any of its subsidiaries, any unexercised portion of an Option shall terminate automatically upon the cessation of employment of such holder, unless (i) such cessation of employment shall be because of (a) involuntary termination of employment by the Company or any of its subsidiaries which the Committee or Board in its sole discretion shall determine to be without cause, (b) voluntary resignation of the holder with the consent of the Board of Directors of the Company, (c) retirement in accordance with and as permitted by the terms and condition of a retirement plan adopted by the Company, in which case the Option shall be exercisable within a period of three months following the date of such cessation of employment, or (ii) such cessation of employment shall be because of disability or death (or death shall occur within three months of such cessation), in which case the Option shall be exercisable within a period of one year following the date of cessation of employment, by the holder, his guardian or legal representative, in the case of disability, or the estate of the holder or by the person or persons to whom the holder's rights under the Option shall pass by the holder's will or the laws of descent and distribution, in the case of death; provided, however, that in no event may an Option be exercised after the expiration date thereof. The Plan does not confer upon any holder any right with respect to continuance of employment by the Company or by a subsidiary, nor shall it be construed to prejudice in any way the Company's or any of its subsidiaries' right to terminate employment at any time with or without cause.

11. Other Restrictions.

      The shares of Common Stock issued upon exercise of an Option may be subject to a right of repurchase by the Company upon termination of a holder's employment and/or a right of first refusal upon a contemplated resale by a holder, all as may be set forth in the agreements governing the terms of an Option.


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12. Evidence of Grant.

      Options granted hereunder shall be evidenced by written grants or agreements (which need not be identical) in such form as the Committee or Board shall approve, which shall comply with and be subject to the terms and conditions of the Plan.

13. Purchase for Investment.

      Prior to the issuance and delivery of any Common Stock upon the exercise of an Option, the Company may: (i) require the holder to give satisfactory assurances that the Common Stock is being purchased for investment and not with a view to resale or distribution, and will not be transferred in violation of applicable securities laws; (ii) restrict the transferability of the Common stock and require a legend to be endorsed on the certificates representing the Common Stock; and (iii) condition the issuance and delivery of the Common Stock upon the listing, registration or qualification of such Common Stock upon a securities exchange or under applicable securities laws. At the time an Option is granted, the Committee or Board shall determine whether an appropriate registration statement covering the common Stock to be issued pursuant to the Plan shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and whether to cause a registration statement covering the reoffer and resale of Common Stock by holders of Options who may be deemed to be affiliates of the Company to be so filed, and the date upon which and the length of time the Company will cause any such registration statement to become and remain effective.

      The Plan is intended to comply with Rule 16b-4 under the Securities Exchange Act of 1934, as amended. Any provision inconsistent with that Rue shall be inoperative, but shall not affect the validity of the Plan.

14. Income Tax Withholding.

      If the Company or any of its subsidiaries shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of the Common Stock pursuant to the exercise of an Option, the holder shall make available to the Company or any of its subsidiaries, promptly when requested by the Company or its subsidiary, sufficient funds to meet the withholding requirements and the Company or its subsidiary shall be entitled to take any steps it deems advisable so that such withholdings are make out of any funds or property due or to become due to the holder. If an officer or employee disposes of the Common Stock acquired pursuant to an Option that is an incentive stock option in any transaction considered to be a "disqualifying transaction" under Sections 421 and 422A if the Internal Revenue Code, the


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Company shall have the right to deduct any taxes required to be withheld from any amounts otherwise payable to the employee.

15. Effective Date.

      The Plan shall become effective upon its approval by the Board of Directors of the Company; provided, however, that if the Plan is not also approved by the shareholders of the company in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, within twelve (12) months from the date of its approval by the Board of Directors, the Plan shall terminate and all outstanding Options shall be canceled. No Option granted prior to shareholder approval of the Plan may be exercised by the holder thereof until such shareholder approval has been obtained.

16. Expiration and Termination of the Plan.

      Options may be granted under the Plan at any time and from time to time prior to the tenth anniversary of the date on which the Plan is approved by the shareholders of the Company, on which date the Plan will expire except as to Options then outstanding under the Plan. Such outstanding Options shall remain in effect until they have been exercised or have expired in accordance with their terms. The Plan may be terminated at any time by the Board of Directors of the Company except with respect to any Options outstanding under the Plan.

17. Amendment.

      The Board of Directors may, by resolution, amend or revise the Plan, except that no such action may be taken which would prevent Options issued under the Plan from being incentive stock options within the meaning of the Code or jeopardizing the Plan's eligibility under Rule 16b-3. Furthermore, without shareholder approval, no amendment shall increase the maximum number of shares which may be subject to the Plan (except in accordance with the provision of Paragraph 9 hereof). The Board may not, without the consent holder of an Option, alter or impair any Option previously granted under the Plan.

18. Option Holder Not a Stockholder.

      An Option holder shall not be deemed to be the holder of, or to have any of the rights of a stockholder with respect to, any Common Stock subject to such Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered Common Stock to the Option holder, and the holder's name shall have been entered as a


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stockholder of record on the books of the Company. Thereupon, the holder shall have full voting, dividend and other ownership rights with respect to such Common Stock.


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